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                                    [LOGO]




                          ELEPHANT & CASTLE GROUP INC.




                     NOTICE OF EXTRAORDINARY GENERAL MEETING

                                 OF SHAREHOLDERS

                                       AND

                         MANAGEMENT INFORMATION CIRCULAR

                                       AND

                                 PROXY STATEMENT




                                FEBRUARY 9, 2000



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

                                TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS......................1

MANAGEMENT INFORMATION CIRCULAR
         AND PROXY STATEMENT.................................................2

PURPOSE OF SOLICITATION......................................................2

VOTING OF PROXIES ...........................................................2

APPOINTMENT OF PROXIES.......................................................3

REVOCATION OF PROXIES........................................................3

PRELIMINARY INFORMATION......................................................4

VOTING SECURITIES............................................................4

PARTICULARS OF SPECIAL BUSINESS TO BE ACTED UPON.............................4
         Voting on Resolutions...............................................4
         Background..........................................................5
         Consolidation.......................................................6

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
         AND CERTAIN BENEFICIAL OWNERS.......................................6

EXECUTIVE COMPENSATION.......................................................7
         Compensation of Directors...........................................7
         Report of the Compensation Committee................................8
         Compensation Committee Interlocks and Insider Participation.........8
         Summary Compensation Table..........................................8
         Other Compensation Information.....................................10
         Employment Agreements..............................................10
         Employee Stock Option and Stock Compensation Plans.................10
         Non-Plan Options...................................................11
         Total Options/Weighted Average Exercise Price......................11
         Indemnification of Directors or Officers...........................11
         Performance Graph..................................................11

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS............................11


                                       i

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.....................12

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS...............................12
         Management Service Agreements......................................12
         Security Interest in Favour of GEIPPP II...........................13

APPROVAL ...................................................................14

EXHIBIT A................................................................- 1 -
         TEXT OF SPECIAL RESOLUTION......................................- 1 -

SCHEDULE A...............................................................- 1 -

                          ELEPHANT & CASTLE GROUP INC.
                                856 HOMER STREET
                       VANCOUVER, BRITISH COLUMBIA, CANADA
                                     V6B 2W5
                                 (604) 684-6451

             NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that an Extraordinary General Meeting (the "Meeting") of the holders of Common shares ("Shareholders") of the Elephant & Castle Group Inc. (the "Company") will be held at the Micheko Room on the 2nd Floor of the Rosedale Hotel, 838 Hamilton Street, Vancouver, British Columbia on THURSDAY, MARCH 23, 2000 at the hour of ten o'clock in the forenoon (Vancouver time) for the following purposes:

1. To consider and, if deemed advisable, pass a special resolution in the form attached as Exhibit A to the Management Information Circular and Proxy Statement which accompanies this notice, such that the 20,000,000 Common shares without par value in the capital of the Company be consolidated into 10,000,000 Common shares without par value, every two Common shares before consolidation being consolidated into one share (the "Consolidation");

2.   To transact such other business as may properly come before the Meeting.

A Shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his or her stead. If you are unable to attend the Meeting, or any adjournment thereof in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes. The enclosed Form of Proxy is solicited by Management but, as set out in the Notes, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

A copy of the documents or proposed documents to be considered, approved, ratified, adopted, authorized, executed or given effect to will be available for inspection by members at the registered and records office of the Company during usual business hours up to the date of the Meeting.

DATED at Vancouver, British Columbia, this 9th day of February, 2000.


                       BY ORDER OF THE BOARD OF DIRECTORS

                          ELEPHANT & CASTLE GROUP INC.

                                RICHARD H. BRYANT
                            -------------------------
                                Richard H. Bryant
                      President and Chief Executive Officer

                         ELEPHANT AND CASTLE GROUP INC.

                          EXTRAORDINARY GENERAL MEETING
                                 OF SHAREHOLDERS

                          TO BE HELD ON MARCH 23, 2000

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT

                             PURPOSE OF SOLICITATION

This Management Information Circular and Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors and the management of Elephant & Castle Group Inc. (the "Company") for use at the extraordinary general meeting (the "Meeting") of the holders of Common shares (the "Shareholders") of the Company, to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting and at any adjournment thereof.

Management is seeking Shareholder authorisation for a consolidation of the Company's Common shares without par value. Prior to the action proposed, the Company's Memorandum authorizes the issuance of 20,000,000 Common shares without par value. Management proposes a reduction of the Common shares by consolidation of the 20,000,000 Common shares into 10,000,000 Common shares. Every two (2) Common shares before consolidation will be consolidated into one (1) Common share after consolidation. This action, if taken, is effectively a reverse split of the Company's common stock on a basis of one
(1) new share for each two (2) shares previously outstanding.

The information contained in this Management Information Circular and Proxy Statement is given as at February 9, 2000, except where otherwise indicated. THE SOLICITATION IS MADE BY THE MANAGEMENT OF THE COMPANY (the "Management"). The cost of solicitation will be borne by the Company. Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, facsimile transmission, electronic mail or personal interview by regular employees of the Company, at a nominal cost.


                                VOTING OF PROXIES

All shares represented at the Meetings by properly executed proxies will be voted (including the voting on any ballot), in accordance with the instructions specified in the Form of Proxy. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED IN THE FORM OF PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The Management designees named in the enclosed Form of Proxy are executive officers of the Company and have indicated their willingness to represent as proxy the Shareholder who appoints them.

THE ENCLOSED FORM OF PROXY, WHEN PROPERLY SIGNED, CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY BE BROUGHT BEFORE THE MEETING. AS OF THE DATE HEREOF, THE MANAGEMENT OF THE COMPANY IS NOT AWARE THAT ANY SUCH AMENDMENTS TO, VARIATIONS OF, OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. HOWEVER, IF ANY OTHER MATTERS WHICH ARE NOT NOW KNOWN TO THE MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING, THEN THE MANAGEMENT DESIGNEES INTEND TO VOTE IN ACCORDANCE WITH THE JUDGMENT OF THE MANAGEMENT OF THE COMPANY.

The number of votes required for approval of any matter that will be submitted to the Shareholders at the Meeting is not less than three-quarters of the votes cast, unless otherwise indicated in this Management Information Circular and Proxy Statement.


                             APPOINTMENT OF PROXIES

The enclosed form of Proxy names Richard Bryant or Daniel DeBou, both executive officers of the Company, as the Management designees. HOWEVER, A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY), OTHER THAN THE MANAGEMENT DESIGNEES, TO ATTEND AND ACT FOR THE SHAREHOLDER AT THE MEETING. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and striking out therefrom the names of the Management designees or by completing another proper form of proxy and delivering same to either the registered office of the Company, located at 2100-1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2 or to the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, Attention: Isaac Frelich, located at 6201, 15th Avenue, Brooklyn, New York, 11219, USA, not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder, or by the Shareholder's attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the proxy is executed by an attorney for an individual Shareholder or by an officer or attorney of a corporate Shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.


                              REVOCATION OF PROXIES

In addition to revocation in any manner permitted by law, a proxy may be revoked by an instrument in writing signed by the Shareholder, or by the Shareholder's attorney duly authorized in writing or, if the Shareholder is a corporation, the instrument in writing shall be executed by an officer of such corporation or by an attorney duly authorized in writing, and deposited at the registered office of the Company, located at 2100-1075 West Georgia Street,

Vancouver, British Columbia, Canada, V6E 3G2, at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked.


                             PRELIMINARY INFORMATION

The Company is a corporation organized under the laws of the Province of British Columbia, Canada. The Company operates a chain of casual dining restaurants located throughout Canada and, to a lesser extent, in the United States. The Company entered into a joint venture with Rainforest Cafe, Inc. (NASDAQ: RAIN) to develop and operate Rainforest restaurants in Canada.


                                VOTING SECURITIES

All holders of the Company's Common shares outstanding as of the close of business on February 16, 2000 (the "Record Date") who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described below will be entitled to vote at the Meeting. The Company's only class of voting securities is its Common shares, without par value. As of the date hereof, there were 5,289,209 fully paid and non assessable Common shares issued and outstanding. Each Shareholder is entitled to one vote per Common Share held by such Shareholder. There is no cumulative voting.


                PARTICULARS OF SPECIAL BUSINESS TO BE ACTED UPON

         To the knowledge of the Directors of the Company, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting. IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE. If any other matters properly come before the Meeting, it is the intention of the person name in the form of proxy to vote the same in accordance with their best judgment of such matters.

VOTING ON RESOLUTIONS

Management of the Company is seeking approval by special resolution of the matters described below under the heading "Consolidation". For the purposes of the Meeting, "SPECIAL RESOLUTION" means a resolution passed by not less than three-quarters of the votes cast in person or by proxy in respect of each matter.

The quorum at the Meeting shall be either two members, two proxyholders representing two members or one member and a proxyholder representing another member, in each case personally present at the commencement of the meeting and holding or representing by proxy not less than one-tenth of the issued shares of the Company entitled to be voted at such meeting.

BACKGROUND

Management is seeking shareholder authorization for consolidation of the Company's Common shares without par value. Prior to the action proposed, the Company's Memorandum authorizes the issuance of 20,000,000 Common shares without par value. Management proposes a reduction of the Common shares by consolidation of the 20,000,000 Common shares into 10,000,000 Common shares (the "Consolidation"). Every two (2) Common shares before the Consolidation will be consolidated into one (1) Common share after the Consolidation. This action, if taken, is effectively a reverse split of the Company's common stock on a basis of one (1) new share for each two (2) shares previously outstanding.

The Company currently has 5,289,209 Common shares outstanding and has reserved 8,305,597 additional Common shares for issuance in connection with other transactions. If the Consolidation is approved, the number of Common shares outstanding will be reduced to not more than 2,644,604. Fractional shares are not being issued in connection with the Consolidation.

The Company's common stock is listed for trading on NASDAQ small cap market (PUBSF) and on the Pacific Stock Exchange in the United States. NASDAQ rules for maintaining a listing require a trading price in excess of One Dollar (U.S. $1.00) per share. During substantial portions of the last quarter of 1999 and the first quarter of the current year, the Company's common stock traded at or below $1.00 per share. The Consolidation will decrease the number of total shares outstanding and to be issued and thereby increase the opportunities for the Company's Common shares to retain the NASDAQ listing. If the listing is retained, Management believes it will enhance the future liquidity of the Company's equity securities for shareholders and the potential for new securities issuances by the Company in the future.

There is no assurance that the action proposed, if taken, will assure the maintenance of the NASDAQ listing. Furthermore, historically, securities which have been reverse split tend to trade towards their prior levels after Consolidation. If that were to occur in this instance, shareholders could be adversely impacted, by having a diminution of the total dollar valuation of the same proportionate interest in the Company.

Management recommends that you vote FOR the Consolidation proposal, in order to maximize the Company's opportunities to maintain the NASDAQ listing.

CONSOLIDATION

The proposed Consolidation requires approval of the Shareholders in the form of a special resolution approving the Consolidation and alteration of the Memorandum of the Company passed at the Meeting. The full text of the special resolutions is set forth in Exhibit A to this Management Information Circular and Proxy Statement.

The special resolution, if approved, will be sent to the registrar appointed pursuant to section 320 of the COMPANY ACT (British Columbia), together with a copy of the Memorandum as altered by the special resolution. The special resolution to alter the Memorandum shall take effect on the date that a certified copy has been accepted for filing by the registrar or on the date specified in the resolution, whichever is later.


                   SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

To the knowledge of the directors and executive officers of the Company the following table sets forth, as of the date hereof, information relating to the beneficial ownership of the Company's Common shares by each person known to the Company to be the beneficial owner of more than 10% of the Common shares, by each director and executive officer of the Company and all directors and executive officers as a group:

       NAME                    NUMBER OF COMMON SHARES         APPROXIMATE PERCENTAGE OF
                              BENEFICIALLY OWNED OR OVER            TOTAL ISSUED AND
                              WHICH CONTROL OR DIRECTION           OUTSTANDING COMMON
                                    IS EXERCISED                         SHARES
Jeffrey M. Barnett(1)(2)              570,375                             10.8%

Peter J. Barnett(3)                   550,375                             10.4%

George W. Pitman(1)                   132,250                              2.5%

William C. McEwen(1)                    5,100                              < 1%

Martin O'Dowd(1)                       26,960                              < 1%

David Wiederecht(1)(4)                   --                                 --

Anthony Mariani(1)(4)                    --                                 --

Colin Stacey(1)                          --                                 --

Richard H. Bryant(1)                    7,000                              < 1%

Daniel DeBou                              200                              < 1%

Paul Tilbury                            9,000                              < 1%



                                        6

       NAME                    NUMBER OF COMMON SHARES         APPROXIMATE PERCENTAGE OF
                              BENEFICIALLY OWNED OR OVER            TOTAL ISSUED AND
                              WHICH CONTROL OR DIRECTION           OUTSTANDING COMMON
                                    IS EXERCISED                         SHARES
D. Matheson(1)                            1,500                             < 1%

General Electric Investment           1,299,721                            24.6%
Private Placement Partners
II(5)(6)

All directors and executive           2,602,481                            49.2%
officers as a group

(1) With the exception of Messrs. McEwen and Matheson each person was appointed as a director at the last Annual General Meeting. Mr. McEwen and Mr. Matheson were subsequently appointed directors on November 3rd, 1999.
(2) These shares are subject to a voting trust agreement under which GE Investment Management ("GEIM"), the general partner of General Electric Investment Private Placement Partners II ("GEIPPP II") is entitled to vote such shares to elect directors subject to certain conditions. (See "INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS").
(3) Includes 50,000 Common shares transferred by Mr. Peter Barnett to his children.
(4) Messrs. Wiederecht and Mariani are employed by a fund, GEIM, general partner of GEIPPP II, the holdings of which are separately stated herein.
(5) Excludes up to 4,366,000 additional Common shares issuable on conversion of Warrants and Subordinated Convertible Debentures held by the Fund.
(6) Excludes 570,375 Common shares owned by Mr. Jeffrey Barnett, which are subject to a voting trust agreement with GEIM (see note 2 above).


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Directors who are not employees or officers of the Company (herein the "Outside Directors") were separately compensated for their services as follows: CDN$500 cash for each three months as a director, plus 1,000 Common shares for each two years of service as an Outside Director. Effective July 1, 1999, Outside Director compensation was increased to CDN$1,250 per quarter plus 3,000 Common shares for each year of service. Certain Outside Directors have elected not to accept cash compensation and have redirected their Common Share compensation to their employer. No director, other than Mr. Jeffrey Barnett, is indebted to the Company. As to Mr. Barnett's indebtedness to the Company, see "INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS".

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee (the "Committee") is currently composed of three directors, Messrs. Anthony Mariani, Chairman, Jeffrey M. Barnett and Martin O'Dowd. Mr. Mariani is a non-employee director, Mr. Barnett ceased to be an executive employee of the Company on June 25, 1999, and Mr. O'Dowd ceased to be an executive employee of the Company on October 25, 1999. See "INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS". During 1999, the Committee has not altered or otherwise modified the compensation practices and general rates which prevailed for the principal executives of the Company at the time of its 1993 initial public offering. The Committee negotiated a compensation package for Mr. Bryant, the President and Chief Executive Officer of the Company.

                                         The Compensation Committee
                                         By:  Anthony Mariani, Chairman
                                              Jeffrey M. Barnett
                                              Martin O'Dowd

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Anthony Mariani, an Outside Director, is currently serving as Chairman of the Compensation Committee. Each of Messrs. J. Barnett, G. Pitman, Wm. McEwen, M. O'Dowd, A. Mariani, D. Matheson and D. Wiederecht is an Outside Director. The Company intends to pursue a policy of having directors unaffiliated with management to constitute a majority of the full Board, and at least one half of the members of the Compensation Committee and the Audit Committee. Filling vacancies on the Board may require finding Canadian residents willing to so serve, since the Board of any corporation organized under the laws of British Columbia must consist of a majority of Canadian residents. There are no interlocks among the members of the Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of the compensation of the Chief Executive Officer of the Company and the four other most highly paid executive officers of the Company serving as such ("Named Executive Officers") as of the end of the last fiscal year for their services rendered during fiscal years 1999, 1998 and 1997. All figures are in Canadian dollars. The relative value of the Canadian dollar compared to the U.S. dollar fluctuates from time to time. During 1999, the average value was each CDN $1.00 equals U.S. $0.67.

_________________________________________________________________________________________
                                       Annual               Long Term
                                    Compensation          Compensation
                                ________________________________________
                                                              Awards
                                                         _______________
Name and                                                    Securities        All Other
Principal                                                 Under Options        Compen-
Position                Year     Salary         Bonus       Granted          sation(1)
_________________________________________________________________________________________
Jeffrey M. Barnett,     1999    $ 84,569          --            --           $695,199(2)
Former                  1998    $167,178          --         125,000         $ 45,398
Chairman(5)             1997    $164,373          --            --           $ 45,398

_________________________________________________________________________________________
Rick Bryant,            1999    $155,355       $28,000          --           $    864
President               1998    $132,125          --         100,000              --
and Chief               1997    $ 20,833(3)       --            --                --
Executive Officer
_________________________________________________________________________________________
Martin O'Dowd,          1999    $173,516          --            --           $ 28,912
Former Chief            1998    $247,801       $72,000       600,000              --
Executive               1997    $ 59,278(4)       --            --                --
Officer and
President(5)
_________________________________________________________________________________________
George W. Pitman,       1999    $ 54,786          --            --           $258,500(2)
Former Vice             1998    $102,590          --            --                --
President,              1997    $ 99,750          --            --                --
Design and
Development(5)
_________________________________________________________________________________________
Paul Tilbury,           1999    $ 99,359       $16,200          --           $  4,958
Vice President,         1998    $ 86,359          --            --           $  4,094
Canadian                1997    $ 58,052          --          20,000             --
Rainforest
_________________________________________________________________________________________

(1) Other compensation consists of retiring allowances and benefits, directors fees, life insurance premiums paid on policies on which the families of the insured are the sole beneficiaries and an automobile allowance. Also includes, in 1998 and 1997, certain travel and entertainment perquisites deemed to be of a compensatory nature. In addition, Mr. Jeffrey M. Barnett is the owner of an apartment in Toronto, Canada used by the Company for various business purposes. Through 1998, the Company paid CDN $2,500 per month for the use thereof, no part of which has been accounted for as other compensation. This arrangement terminated at the end of 1998.

(2) These amounts include amounts payable under the terms of the settlement agreements made in 1999. See "INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS - Management Service Agreement".
(3)  Mr. Bryant began his employment with the Company in November of 1997.
(4)  Mr. O'Dowd began his employment with the Company in June of 1997.
(5) Mr. Barnett, Mr. O'Dowd and Mr. Pitman ceased being executive officers on June 25, 1999, October 25, 1999 and June 25, 1999, respectively.

The Company currently does not maintain, and none of the Named Executive Officers are eligible for, deferred compensation, long-term incentive plan payouts, restricted stock awards, or other similar compensatory arrangements.

OTHER COMPENSATION INFORMATION

The aggregate compensation paid or payable directly to the Company's directors and executive officers as a group (including the Named Executive Officers) by the Company for the year ended December 26, 1999 was $1,767,202. These amounts include salaries, fees, commissions and bonuses, but exclude the value of options granted in partial compensation for salary or bonus. The directors and executive officers as a group earned taxable benefits in 1999 aggregating less than $6,000 comprising solely standard medical benefits and, in one case, an automobile allowance.

EMPLOYMENT AGREEMENTS

During 1993, the Company entered into five-year employment agreements with the personal service corporations of Messrs. Jeffrey M. Barnett, Peter Barnett and George W. Pitman. The agreements with Messrs. Jeffrey M. Barnett and George W. Pitman were extended through 1999. See the discussion of the Barnett Severance Agreement and non-renewal of Mr. Pitman's employment agreement in "INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS".

EMPLOYEE STOCK OPTION AND STOCK COMPENSATION PLANS

The Board of Directors of the Company has adopted two stock plans, and the Shareholders have ratified such plans. These plans are the 1993 Stock Option Plan (the "1993 Plan") and the 1997 Stock Compensation Plan (the "1997 Plan"). Under the 1993 Plan, options may be granted to key salaried management and administration employees. Messrs. Jeffrey M. Barnett, Peter J. Barnett and George W. Pitman are not eligible for grants pursuant to the 1993 Plan. 100,000 Common shares of the Company were initially set aside for grants pursuant to the 1993 Plan, while 400,000 Common shares of the Company were set aside pursuant to the 1997 Plan. Options granted pursuant to both Plans vest 1/3 after 18 months; 1/3 after 30 months; and the remaining 1/3 after 42 months. All options expire on the fifth annual anniversary of the date of grant. No stock options were granted or exercised under either Plan during the most recent fiscal year.

Both the 1993 Plan and the 1997 Plan are intended to permit the Company to retain and attract qualified individuals who contribute to the overall success of the Company and the achievement of performance measures. Both Plans are administered by the Compensation Committee of the Board of Directors, whose members determine to whom options will be granted and the terms of the options. The Committee is entitled to accelerate the vesting of options upon such circumstances as it deems appropriate. Actual vesting can be accelerated or delayed based on performance measures established by the Compensation Committee.

NON-PLAN OPTIONS

During 1999, no non-plan options were granted to or exercised by executive officers.

TOTAL OPTIONS/WEIGHTED AVERAGE EXERCISE PRICE

There were an aggregate of 1,262,584 options outstanding at December 26, 1999, exercisable at various prices at a weighted average exercise price of U.S. $6.48 per share.

INDEMNIFICATION OF DIRECTORS OR OFFICERS

There was no indemnification payable during the 1999 financial year to directors or officers of the Company.

PERFORMANCE GRAPH

The following graph compares the total cumulative shareholder return for $100 invested in Common shares on June 1, 1993 with the total returns of the S&P Restaurant Index and the NASDAQ Composite Index:

Monthly Total Returns (%)
                            Elephant & Castle
   S&P 500: Restaurants        Group Inc.         NASDAQ
                                                 Composite

   Jun-93           100         100.00                100
   Sep-93      106.1965          60.00             108.36
   Dec-93      116.8257          48.33           110.3487
   Mar-94      116.0468          63.33           105.6325
   Jun-94      115.7066          73.33           100.2855
   Sep-94      105.7304          91.67           108.5716
   Dec-94      116.4611         105.21           106.8201
   Mar-95      133.9424         115.00              116.1
   Jun-95      152.1718         125.00              132.6
   Sep-95      151.6227         130.84              148.2
   Dec-95        174.67          75.00              149.5
   Mar-96      184.1489          95.00              156.5
   Jun-96      179.0556          98.33              168.3
   Sep-96       180.828          78.33              174.3
   Dec-96      172.5741         101.67              183.4
   Mar-97      179.0631         122.51              173.5
   Jun-97      187.2584         128.33              204.9
   Sep-97      184.0997         137.51              239.5
   Dec-97      185.3021          93.33              223.1
   Mar-98      224.1779          76.67              260.8
   Jun-98      253.6798          68.33              269.2
   Sep-98      230.0482          53.33              240.6
   Dec-98      290.3916          22.51              311.5
   Mar-99      352.3536          30.00              349.7
   Jun-99      352.3536          20.00              362.5
   Sep-99      352.3536          10.00              389.2
   Dec-99      352.3536           9.60              563.8


                INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Other than as set forth below, no director, executive officer, proposed nominee for election as a director, nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed financial year indebted to the Company.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND
                              SENIOR OFFICERS UNDER
                    SECURITIES PURCHASE PROGRAMS AND OTHERWISE

________________________________________________________________________________________________
Name of        Involvement      Largest          Amount           Financially      Security
Principal      of Issuer        Amount           Outstanding      Assisted         for
Position       or               Outstanding      as at            Securities       Indebtedness
               Subsidiary       ($)              February 9,      Purchases
                                                 2000             During 1999
________________________________________________________________________________________________
Mr. Barnett    Former           $350,000         $350,000(1)      None             Company
               Chairman                                                            Shares
________________________________________________________________________________________________

(1)  For the terms of indebtedness See "INTEREST OF INSIDERS IN
     MATERIAL TRANSACTIONS".


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth in this Management Information Circular and Proxy Statement, no Director or officer of the Company, person who was a director or officer of the Company at any time since the beginning of its last completed financial year, Shareholder who holds more than 10% of the voting rights attached to the shares of the Company or any associate, or affiliate of any of the foregoing has any material interest in any matter to be acted upon at the Meeting.

                  INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Other than as disclosed below, no insider, proposed nominee for election as a director, or any associate or affiliate of the foregoing, had any material interest, direct or indirect, in any transaction or proposed transaction since the beginning of the last completed financial year which has materially affected or would materially affect the Company.

Other than as disclosed below, the Company is not aware of any material transaction, involving any director or executive officer or proposed nominee for election as a director or any Shareholder who holds more than 10% of the voting rights attached to the Common shares of the Company or any associate or affiliate of any of the foregoing, which has been entered into since the commencement of the Company's last completed financial year or in any proposed transaction which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

MANAGEMENT SERVICE AGREEMENTS

In 1999, the Company did not renew a Management Service Agreement pursuant to which two personal service corporations owned by Mr. J. Barnett, former Chairman of the Board and Chief

Executive Officer of the Company had provided management services to the Company. Following such non-renewal, a Settlement Agreement was executed pursuant to which Mr. Barnett resigned as Chairman of the Board, and all titles with the Company's subsidiaries and affiliates. Mr. Barnett continues as a Director of the Company.

Under the Settlement Agreement, the Company pays to Mr. Barnett quarterly instalments of CDN$23,500 against a total settlement of CDN$335,000. Mr. Barnett also continues to receive certain life insurance and medical benefits, and is entitled to 215,000 vested options to purchase the Company's Common shares at an average exercise price of U.S.$3.84. If the Consolidation is approved, the number of shares underlying such options will be halved and the exercise prices doubled (as will be the case with all options and other convertible securities held by other persons, including Management persons).

Mr. Barnett owes the Company CDN$350,000 payable on the later of June 1, 2000 or the Company's payment of its obligations owed to Mr. Barnett as described above. Mr. Barnett has the option to repay his indebtedness to the Company by surrendering the Company's Common shares at fair market value for such shares from time to time.

Mr. Barnett has also entered into a voting trust agreement agreeing that GE Investment Management ("GEIM"), the general partner of GEIPPP II, the Company's primary investor, will vote all of the Company's Common shares owned by Mr. Barnett (a) in favour of all resolutions to elect Mr. Barnett or under certain circumstance in the event of his death, his executor, as a director of the Company, and (b) in the discretion of the trustee in favour or against all resolutions to elect as directors of the Company all person designated or nominated by the Company's Board of Directors.

In 1999, the Company did not renew a Management Service Agreement pursuant to which a personal service corporation owned by Mr. Pitman, former Vice President, Design & Development, had provided management services to the Company. Following such non-renewal, a Settlement Agreement was executed. Mr. Pitman continues as a director of the Company.

Under the Settlement Agreement, the Company pays to Mr. Pitman quarterly instalments of CDN$12,500 against a total settlement of CDN$200,000. Mr. Pitman also continues to receive certain medical benefits, and is entitled to 20,000 vested options to purchase the Company's Common shares at an average exercise price of US $5.00. If the Consolidation is approved, the number of shares underlying such options will be halved and the exercise prices doubled (as will be the case with all options and other convertible securities held by other persons, including Management persons).

SECURITY INTEREST IN FAVOUR OF GEIPPP II

The Company has provided a security interest over all the assets of the Company and each of its subsidiaries to secure the repayment of the U.S.$9,000,000 of Convertible Unsecured Debentures (the "Debentures") issued by the Company to GEIPPP II in November, 1995. In consideration for the security interest in the assets of the Company and its subsidiaries, GEIPPP II waived all existing defaults, all interest payments for a period of six months and amended certain financial covenants to make them less onerous.

The grant of a security interest was approved by the Board of Directors of the Company on July 16, 1999 and re-affirmed by the Board, following a review of the Company's financial position on September 13, 1999. Messrs. Wiederecht and Mariani, both of whom are nominees of GEIPPP II, did not participate in either the discussion or the vote at the two meetings when this issue was dealt with by the Board.

GEIPPP II is the holder of 1,299,721 Common shares (approximately 24.6% of total outstanding) of the Company and, by virtue of the voting trust agreement with Mr. Jeffrey Barnett (see above "Settlement Agreement") is entitled to vote Mr. Jeffrey Barnett's 570,375 Common shares on any election for directors in favour of nominees selected by the Board of Directors, subject to an obligation to vote for Mr. Jeffrey Barnett's election or under certain circumstances, in the event of his death, his executor.

                                    APPROVAL

The Board of Directors of the Company have approved the contents of this Management Proxy Circular and Statement, and have further approved the sending of it to the Shareholders of the Company.

DATED at Vancouver, British Columbia, as of the 9th day of February, 2000.


                          ELEPHANT & CASTLE GROUP INC.

                          BY ORDER OF THE BOARD OF DIRECTORS


                          RICHARD H. BRYANT
                          --------------------------------------
                          RICHARD H. BRYANT
                          President and Chief Executive Officer

                                    EXHIBIT A

                           TEXT OF SPECIAL RESOLUTION


CONSOLIDATION OF COMMON SHARES

UPON MOTION duly made, IT IS RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The 20,000,000 Common shares without par value in the capital of the Elephant & Castle (the "Company") be consolidated into 10,000,000 Common shares without par value, every two Common shares before Consolidation being consolidated into one share (the "Consolidation"), and the memorandum of the Company be altered accordingly so that it shall be in the form set out in Schedule A.

2. No fractional Common shares of the Corporation be issued in connection with the Consolidation, and the number of Common shares to be received by each shareholder will be rounded down to the nearest whole number of Common shares which that shareholder would otherwise be entitled to receive upon such Consolidation.

                                   SCHEDULE A


                                   COMPANY ACT

                                   MEMORANDUM

                                       of
                          Elephant & Castle Group Inc.
                                 (the "Company")

                (as altered by special resolution of the Company
                                 passed on / /)

1.   The name of the Company is Elephant & Castle Group Inc.

2. The authorized capital of the Company consist of 10,000,000 Common shares without par value.